SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c) of
the Securities Exchange Act of 1934.

Filed by the Registrant	[ x ]
Filed by Party other than the Registrant	[ ]

[ x ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only [as permitted by Rule 14a-6(e)(2)]
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

BUDGETHOTELS.COM INC.
(Exact name of Registrant as specified in its charter.)

Commission File number 000-26909

Payment of Filing Fee (Check the appropriate box):

[ x ]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-1:
	1.	Title of each class of securities to which transaction applies:
	2	Aggregate number of securities to which transaction applies:
	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	4.	Proposed maximum aggregate value of transaction:
	5.	Total fee paid:
[ ]	Fee paid previously with preliminary materials.
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1.	Amount Previously Paid;
	2.	Form, Schedule or Registration Statement No.
	3.	Filing Party:
	4.	Date Filed:

BUDGETHOTELS.COM INC.

SOLICITATION OF CONSENT OF SHAREHOLDERS STATEMENT
INTRODUCTION

These materials are furnished in connection with the solicitation by the Board of Directors of BUDGETHOTELS.COM INC., a Nevada corporation (the "Company"), of consents in writing for one amendments to the Company's Articles of Incorporation. Only Shareholders of record, as of the close of business on June 12, 2001, will be entitled to tender their written consents to the Company. This Solicitation of Consent of Shareholders Statement and form of written consent are being sent to Shareholders on or about June 25, 2001.

PURPOSE OF SOLICITATION OF CONSENT

The Company's Board of Director has passed a resolution calling for the amendments of the Company's Articles of Incorporation. The Company's Board of Directors is soliciting consents in writing to authorize the proposed amendment which would change the name of the Company from Budgethotels.com Inc. to Budgethotels Network Inc.

SOLICITATION OF WRITTEN CONSENTS

These solicitation materials are furnished in connection with the solicitation of written consents by the Board of Directors and management of the Company to be used as set forth herein. Under Nevada Law, the proposed amendment must be approved by a majority of the Company's stockholders of record.

The Company's Board of Directors has established the close of business on June 12, 2001, as the record date (the "Record Date") for determining the number of shareholders of record. On June 12, 2001, the Company had thirteen million, six hundred sixty-seven thousand, five hundred fifty (13,667,550) shares outstanding and entitled to vote.

If written consents of a majority of the Company's stockholders as of June 12, 2001, are not received within forty-five (45) days of the date on which the Company first receives the written consent being solicited hereunder, then such written consents shall be null and void and the request for written consents of the shareholders for the approval of the proposed amendment to the Company's Articles of Incorporation shall be deemed to have failed. However, if written consents from a majority of the Company's stockholders of record (less any such previously delivered written consents that may have been rescinded by delivery of a written notice of rescission to the Company) are received within such forty-five (45) day period, then the proposed amendment to the Company's Articles of Incorporation shall be approved.

Officers and Directors of the Company are expected to execute consents in favor of the foregoing action.

REVOCATION OF WRITTEN CONSENTS

Any shareholder has the power to revoke his or her written consent at any time, by the written notice of a subsequently dated written consent form marked to indicate revocation of the previously granted written consent, received by the Company prior to the proposed amendment to the Articles of Incorporation becoming effective. The proposed amendment shall become effective at the time, if ever, that the Company receives written consents in favor of the proposed changes in the Company's Articles of Incorporation.

SUBMISSION OF WRITTEN CONSENTS

The Board of Directors of the Company has fixed the close the business on June 12, 2001, as the record date for determination of the shareholders of record entitled to notice of, and to submit written consents in respect of the proposed amendment to the Company's Articles of Incorporation. As of the record date there were thirteen million, six hundred sixty-seven thousand, five hundred fifty (13,667,550) shares of Common Stock entitled to vote. Written consents representing a majority of those shares must be received in order to approve the proposed amendment.

INFORMATION CONCERNING VOTING

As of the close of business on June 12, 2001, the Company has authorized fifty million (50,000,000) shares of one class of Common Stock and outstanding thirteen million, six hundred sixty-seven thousand, five hundred fifty (13,667,550) shares of one class of Common Stock. Only holders of record of the Company's Common Stock at the close of business on June 12, 2001 are entitled to notice and to submit written consents as solicited herein. Proposal No. 1 shall be decided upon by a majority vote of the total outstanding shares eligible to vote.

PROPOSAL 1

PROPOSED AMENDMENT TO THE COMPANY'S
CERTIFICATE OF INCORPORATION TO CHANGE
THE NAME OF THE COMPANY

The Board of Directors has determined that it would be in the best interest of the Company to change the name of the Company from Budgethotels.com Inc. to Budgethotels Network Inc.

Reason for Proposal

The Company believes that a corporate name with an inclusion of ".com" may be looked upon in a negative manner by potential investors and customers.

Required Vote

The proposed amendments require the consent of a majority of the thirteen million, six hundred sixty-seven thousand, five hundred fifty (13,667,550) issued and outstanding shares of the Company's Common Stock as of June 12, 2001.

THE BOARD OF DIRECTORS RECOMMENDS THAT WRITTEN CONSENTS FOR THE ADOPTION OF THE AMENDMENTS TO THE ARTICLES OF INCORPORATION BE GRANTED.

WRITTEN CONSENT

This written consent is solicited on behalf of the Board of Directors.

The undersigned hereby consents to the adoption by the shareholders of Budgethotels.com Inc. (the "Company") of those certain resolutions adopted by the Company's Board of Directors on June 1, 2001, which will have the effect of changing the name of the Company from Budgethotels.com Inc. to Budgethotels Network Inc.

The text of Proposal No. 1 for which this written consent is solicited is as follows:

RESOLVED that the Articles of Incorporation of this Corporation be amended by changing Article I thereof so that, as amended, such Article shall be and read as follows:

The name of this corporation is Budgethotels Network Inc.
[ ]	The undersigned hereby consents to the foregoing resolution to authorize the change in the Company name to Budgethotels Network Inc.
[ ]

The undersigned hereby refuses the written consent or revokes such written consent if it has been previously granted. A revocation of a previously granted written consent will only be effective if received by the Company prior to the date that the Company receives written consents in respect of a majority of the issued and outstanding shares of the Company's stock.

Please sign exactly as your name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in the full corporate name by President or other authorized officer. If a partnership, please sign in the partnership name by authorized person.

Dated this _____ day of _______________, 2001.

Label stating name of stockholder
and number of shares held.

____________________________________________
Signature

____________________________________________
Signature if held jointly.

PLEASE SIGN, DATE AND RETURN THIS WRITTEN CONSENT

PROMPTLY USING THE ENCLOSED ENVELOPE.